                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                        Date of Report (Date of Earliest
                         Event Reported): March 7, 2000




                           SUN HYDRAULICS CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)





       Florida                        0-21835                   59-2754337
       -------                        -------                   ----------
(State or other jurisdiction        (Commission               (IRS Employer
     of incorporation)              File Number)            Identification No.)





      1500 West University Parkway
            Sarasota, Florida                                    34243
----------------------------------------                      ----------
(Address of principal executive offices)                      (Zip Code)




Registrant's telephone number, including area code: 941-362-1200

ITEM 5.  OTHER EVENTS.

PRESS RELEASE

         On March 7, 2000, the Registrant issued the press release attached hereto as Exhibit 99.1 announcing year end and fourth quarter 1999 results.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements of Businesses Acquired.

                  None.

         (b)      Pro Forma Financial Information.

                  None.

         (c)      Exhibits.

      Exhibit
       Number                        Exhibit Description
       ------                        -------------------

        99.1      Press Release of the Registrant dated March 7, 2000.

                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    SUN HYDRAULICS CORPORATION



                                    By: /s/ Richard J. Dobbyn
                                       ----------------------------------------
                                            Richard J. Dobbyn
                                            Chief Financial Officer (Principal
                                            Financial and Accounting Officer)

Dated: March 10, 2000

                                 EXHIBIT INDEX


      Exhibit
      Number                         Exhibit Description
      ------                         -------------------

       99.1      Press Release of the Registrant dated March 7, 2000.